Exhibit 4.2

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)


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                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2006

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                                TABLE OF CONTENTS

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Section 1.  Transactions on or Prior to the Closing Date....................
Section 2.  Closing Date Actions............................................
Section 3.  Conveyance of Mortgage Loans....................................
Section 4.  Depositor's Conditions to Closing...............................
Section 5.  Seller's Conditions to Closing..................................
Section 6.  Representations and Warranties of Seller........................
Section 7.  Obligations of Seller...........................................
Section 8.  Crossed Mortgage Loans..........................................
Section 9.  Rating Agency Fees; Costs and Expenses Associated with a
            Defeasance......................................................
Section 10. Representations and Warranties of Depositor.....................
Section 11. Survival of Certain Representations, Warranties and Covenants...
Section 12. Transaction Expenses............................................
Section 13. Recording Costs and Expenses....................................
Section 14. Notices.........................................................
Section 15. Notice of Exchange Act Reportable Events........................
Section 16. Examination of Mortgage Files...................................
Section 17. Successors......................................................
Section 18. Governing Law...................................................
Section 19. Severability....................................................
Section 20. Further Assurances..............................................
Section 21. Counterparts....................................................
Section 22. Treatment as Security Agreement.................................

Schedule I    Schedule of Transaction Terms
Schedule II   Mortgage Loan Schedule for Column Loans
Schedule III  Mortgage Loans Constituting Mortgage Groups
Schedule IV   Mortgage Loans with Lost Mortgage Notes
Schedule V    Exceptions with Respect to Seller's Representations and Warranties

Exhibit A Representations and Warranties of Seller Regarding the Mortgage Loans Exhibit B Form of Lost Mortgage Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2006, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1 Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

            Section 2 Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates as set forth in the Closing Statement (which amount includes, without limitation, accrued interest).

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule, and (ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

            (a) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements, assignments or allonges showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1, without recourse, representation or warranty, express or implied";

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1";

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1";

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection
of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage); (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

            (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

            (p) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (q) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

            (r) the original or a copy of the ground lease, ground lease memorandum and ground lease estoppels, if any, and any originals or copies of amendments, modifications or extensions thereto, if any;

            (s) the original or copy of any property management agreement;

            (t) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents;

            (u) a checklist of the documents included in the subject Mortgage File;

            (v) if applicable, the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(l) of the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (1) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above and with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, then the Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the applicable Master Servicer), within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (1) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the applicable Master Servicer) on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the applicable Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k), and
(n) above (collectively, the "Assignments"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee (with a copy to the applicable Master Servicer) or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller (within 30 days after the Closing Date) shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (in care of the applicable Master Servicer) (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee (in care of the applicable Master Servicer).

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer) for deposit into Servicing Accounts.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage Loan and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five (5) limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee or the applicable Special Servicer after the Closing Date, the Seller shall deliver to the Trustee or the applicable Special Servicer, as applicable, the powers of attorney described in the prior sentence in form and substance reasonably acceptable to the requesting party.

            (e) The Seller shall have paid or caused to be paid upfront all the annual fees of each Rating Agency allocable to the Mortgage Loans.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement, including, without limitation, payment of the Mortgage Loan Purchase Price, shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans owned by Seller.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            (xiii) The information set forth in any Disclosure Information (as defined in the Column Financial, Inc. Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Column Financial, Inc. Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Column Financial, Inc. Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Column Financial, Inc. Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities," "--Sponsors," "--Originators," "--The Underlying Mortgage Loans," "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors" "Description of the Underlying Mortgage Loans" and "--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report) or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects or is deemed hereby to materially and adversely affect, the value of the related Mortgage Loan or any successor REO Loan or the interests of any class of Certificateholders (any Breach or Defect that materially and adversely affects the value of the related Mortgage Loan or the interests of any class of Certificateholders, a "Material Breach" or a "Material Defect," respectively), then the Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than 90 days after the receipt by Seller of such written request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Material Breach or Material Defect, as the case may be, in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and Seller shall not be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and
(C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Mortgage File of any required original letter of credit (unless such original has been delivered to the applicable Master Servicer and copy thereof is part of the Mortgage
File), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the entire Mortgage Loan if the affected Mortgaged Property may, pursuant to the partial release provisions in the related Mortgage Loan Documents, be released and the Mortgaged Property remaining after such release satisfies the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File (and all other documents pertaining to such Mortgage Loan possessed by the Depositor or the Trustee, as applicable, or on its behalf, but excluding any draft documents, attorney/client privileged communications and documents prepared by the Depositor or the Trustee (or by the Master Servicer or the Special Servicer on behalf of the Trust), as applicable, or any of its Affiliates solely for internal communication) or cause them to be released, to Seller and shall execute and deliver such instruments of transfer, endorsement or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents and shall deliver to Seller any escrow payments and reserve funds held by it, or on its behalf, with respect to such repurchased or replaced Mortgage Loan.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 constitute the sole remedies available to Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (xxviii)(1) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (liv)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 13 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 13 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

            Section 13. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.: (917) 326-8433), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy
No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) business days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) business days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and, permitted assigns and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated Persons and for the benefit of no other Person; it being understood that the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                       COLUMN FINANCIAL, INC.,
                                       as Seller

                                       By:____________________________________
                                          Name:
                                          Title:

                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.,
                                       as Depositor

                                       By:____________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 1, 2006, between Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "CBA Mortgage Loan" means any Mortgage Loan that constitutes a "CBA A Loan" under the Pooling and Servicing Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated March 7, 2006, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1, issued in multiple classes.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means March 22, 2006.


            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.


            "Column Indemnification Agreement" means the agreement by and among the Depositor, the Seller and each Underwriter.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in March 2006 (or with respect to Mortgage Loans which had closing/funding dates in March 2006, the respective closing/funding dates of such Mortgage Loans).

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated March 7, 2006, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of March 1, 2006, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Primary Collateral" means with respect to any Crossed
Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated March 7, 2006, that is a part of Depositor's registration statement on Form S-3 (File No. 333-129918).

            "Prospectus Supplement" means the Prospectus Supplement, dated March 7, 2006, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class
A-2, Class A-3, Class A-AB, Class A-3, Class A-4, Class A-1-A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3.

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., McDonald Investments Inc. and Banc of America Securities LLC.

            "Underwriting Agreement" means the Underwriting Agreement, dated March 8, 2006, between Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                 [see attached]

       Loan Group
#      #            Property Name                                   Address
----   ----------   ---------------------------------------------   ----------------------------------------------
1      1            230 Park Avenue                                 230 Park Avenue
2      1            Saint Louis Galleria                            1155 Saint Louis Galleria
6      1            8201 Greensboro Drive                           8201 Greensboro Drive
9      2            Colinas del Sol                                 945 South Mesa Hills Drive
11     1            Westgate West                                   5253-5399 Prospect Road
13     1            Carlsbad Hilton Garden Inn                      6450 Carlsbad Boulevard
18     1            The Shops at Heavenly Village                   1001 Heavenly Village Way
21     1            DR - Kancov                                     Various
26     2            Posada Vallarta                                 10002 North Seventh Street
27     1            Embassy Suites Phoenix                          2577 West Greenway Road
29     1            The Core Club                                   60 East 55th Street
30     2            Cypress Run at Tampa Palms                      15501 Bruce B. Downs Boulevard
31     1            Pranke Portfolio                                Various
32     1            Pranke Durand Shopping Center                   6035 Durand Avenue
33     1            Pranke S. 76th Street Shopping Center           5075 South 76th Street
34     1            Pranke National Avenue Shopping Center          15600 West National Avenue
35     1            Pranke State Street Shopping Center             548 State Street
36     1            Pranke Oakland Avenue Shopping Center           3101 North Oakland Avenue
37     1            Pranke University Avenue Shopping Center        2741 University Avenue
38     1            South Plaza                                     45245 Three Notch Road
40     1            Providence Pavilion                             1025 Veterans Memorial Parkway
42     1            Hilton Rialto Place Melbourne                   200 Rialto Place
43     1            Village at Double Diamond                       710 South Meadows Parkway
45     1            Holiday Inn South San Francisco                 275 South Airport Boulevard
46     1            Holiday Inn & Staybridge Suites                 Various
49     1            The Stanley Hotel                               333 Wonderview Ave
50     1            Vinings Village SC                              4715 Atlanta Road
51     1            Diamante Del Mar                                11943 El Camino Real
54     1            Courtyard Chattanooga Downtown                  200 Chestnut Street
55     1            Blackstone Center                               1777-1797 Northeast Expressway
56     1            The P&C Center & Oswego Plaza                   Various
58     1            The Prada Building                              2174 Kalakaua Avenue
59     2            Newport                                         3466 North Beltline Road
60     1            Southbridge Crossing                            8030-8091 Old Carriage Court North
65     1            10 Park Place South                             10 Park Place South
66     1            DR - Group I                                    Various
67     1            Farmington Courtyard                            31525 West Twelve Mile Road
68     1            College Plaza                                   8595-8655 College Parkway
70     1            Riverhill Center                                1201-1205 Troy Schenectady Road
71     2            Limestone Apartments                            900 108th Avenue Northeast
72     1            Arkansas Court                                  2503-2535 East Arkansas Lane
73     1            Castro Commons                                  1172-1174 Castro Street
74     2            Summerview Apartments                           8357 Falling Water Lane
75     2            28 East 14th Street                             28 East 14th Street
76     1            Wanamaker Building 2005 - Retail                1301-25 Chestnut Street
81     1            DR - Hampton Mercury Investment                 Various
82     1            Decatur Crossing                                204-290 South Decatur Boulevard
83     1            Santa Barbara Hotel Portfolio I                 Various
84     1            TownPlace Suites Knoxville                      205 Langley Place
85     2            Three Fountains Apartments                      6011 Melody Lane
86     1            Centerpoint IV                                  2401 East Randol Mill Road
88     1            Homewood Suites Colorado Springs                2875 Zeppelin Road
89     1            Embassy Suites Schaumburg                       1939 North Meacham Road
91     2            AIMCO Trinity Place Apartments                  1331 Trinity Place
93     1            Fifth and Laurel                                2445 Fifth Avenue
94     1            1165 North Dupont Highway                       1165 North Dupont Highway
96     2            Indian Springs                                  7049 Westwind Drive
97     1            Comfort Inn - Newport News, VA                  12330 Jefferson Avenue
99     1            Huck Finn Shopping Center                       4700 McMasters Avenue
100    1            Savi Ranch Parkway                              22800 Savi Ranch Parkway
101    1            Holiday Inn Express Pasadena                    3500 East Colorado Boulevard
102    2            Castle Bluff Apartments                         2791 Castle Bluff Court
105    2            Lakeshore III                                   19 Lakeshore Drive
106    2            Summerlin Ridge Apartments                      2425 Summerlin Ridge Road
108    2            Royal Court Apts.                               10002 Castile Court
109    2            Waterford Place Apartments                      4000 North Center Street
110    2            Woodland Heights Apartments                     700 Woodland Heights Drive
112    1            Boott Cotton Mills                              100 Foot of John Street
113    1            Holly Hill Plaza Shopping Center                810-896 North Nova Road
114    1            Shady Oak Center                                6399-6411 City West Parkway
115    2            Oyster Creek Apartments                         105 Anyway Street
118    2            The Court at Northgate                          11300 Third Avenue Northeast
120    1            Spears Building                                 525 West 22nd Street
123    1            Shoppes of Grove City                           1766-1790 Stringtown Road
124    2            La Residencia & Bonaventure Apartments          2454 East Price Road and 2313 Shidler Drive
127    2            Tallmadge Oaks Apartments                       120 North Avenue
129    2            Sage Meadows Apartments                         6727 Telephone Road
130    1            South Office Building                           2000 Main Street
131    1            Scripps/Poway Self Storage Facility             12380 Stowe Drive
132    1            Hampton Inn Panama City                         2909 Thomas Drive
133    2            Dobson Springs Apartments                       1325 West Gaudalupe Road
134    1            San Marcos Pavilion                             727-731 West San Marcos Boulevard
142    1            Hampton Inn - Greenville, SC                    15 Park Woodruff Drive
144    2            The Oaks of Arlington Apartments                2100 Ascension Boulevard
145    1            Western Springs Shopping Centers                17710-30 West Center Road &
                                                                    2551-83 South 177th Plaza
146    1            DR - Group II                                   Various
147    1            Mercury Village                                 8006-8080 Clairmont Mesa Boulevard
152    2            Crossview Court Apartments                      2929 Crossview Drive
154    1            Palms to Pines Retail Center                    72608-72624 El Paseo
155    2            Ski Lodge Apartments                            3501 Birmingham Highway
157    1            Farmville Town Center                           3434 Cooperative Way
159    2            Deer Park Gardens Apartments                    7329 Carrie Lane
160    1            Seneca Center                                   18761 North Fredrick Road
161    2            Alexander House Apartments                      6060 Gulfton Drive
163    1            Laurel Bay Commercial                           2420-2440 5th Avenue
165    1            660 Kenilworth Drive                            660 Kenilworth Drive
166    1            Intermountain Residence Inn Monroe              4960 Millhaven Road
168    1            Quality Inn & Suites Nashville Airport          2521 Elm Hill Pike
170    1            Pokras Properties                               Various
171    1            Stonewood Village                               5978 Memorial Drive
172    2            Orchard Springs Apartments                      1312 North Midwest Boulevard
173    2            Mississippi Terrace                             215-221 Southwest 4th Street
174    1            Bowling Green Plaza                             1689 Campbell Lane
176    2            Sierra Grande Apartments                        2645 East Cactus Road
183    1            Atlantic/Neptune Beach Plaza                    207-299 Atlantic Boulevard, 100-110 1st Street
185    1            Wei Wu                                          Various
186    1            Hudson Corners                                  1024 West Hudson Boulevard
187    1            Crescent Center                                 12550 South Military Trail
189    1            Sandy Spring Financial Center                   14 West Patrick Street
191    1            Lynnfield Centre                                584-592 Main Street and 2-18 Centre Court
192    1            Claim Jumper                                    29540 Rancho California Road
193    1            Montpelier Center                               7570 Montpelier Road
194    1            Plaza 2300                                      2359-2427 North Academy Boulevard
197    1            Fairfield Inn Hartsville                        200 South Fourth Street
199    1            Kimberly Park Shopping Center                   1005 Monroe Street
200    2            The Arbors                                      415 Garland Drive
202    2            Swaranjit Mike Nijjar's MHP's (Part II)         Various
203    1            Costa Mesa Square II                            1450 Baker Street
207    1            Hathaway Business Park                          2248 and 2250 Obispo Avenue,
                                                                    3299 and 3301 Hill Street
210    1            Holiday Inn Express Hobby                       8730 Gulf Freeway
213    1            Alexis Road Shopping Plaza                      1030 West Alexis Road
214    1            Copperas Cove Plaza                             210 Constitution Drive and
                                                                    2726 East Highway 190
215    1            Hampton Inn Simpsonville                        3934 Grandview Drive
216    1            Hesperia Town Center                            15717 - 15797 Main Street
218    1            Amelia Market                                   474303 East State Road 200
219    2            Abbington Crossing III Apartments               1000 Old Brook Road
220    1            Daffodil Valley Storage                         10715 Valley Avenue East
221    2            Old Oak Square Apts                             505 Old Oak Court
222    1            Southgate Center                                2710-2746 and 2760 West 70th Street
229    1            Fairfield Inn - Lumberton, NC                   3361 Lackey Street
230    1            Heacock Medical Center                          12712 & 12730 Heacock Avenue
                                                                    & 24060 Fir Avenue
232    1            Millennium Center Retail                        11744 Beach Boulevard
233    1            CVS - Jersey Village, TX                        8620 Jones Road
234    1            Comfort Suites Prestonsburg                     51 Hal Rogers Drive
236    1            Best Western Barboursville                      3441 US Route 60
237    2            Las Villas Apartments                           2724 Broadway Street
239    1            Fort Apache Shopping Center                     4790 South Fort Apache Road
240    1            The Law Center                                  101 South Elm Street
244    1            Nimmonsburg Square                              1143 Upper Front Street
245    1            24635 Madison Avenue                            24635 Madison Avenue
246    1            116-118 North York Road                         116-118 North York Road
247    2            Harris Garden Apartments                        550 8th Avenue
250    2            San Marcos MHP                                  1005 River Road
251    1            Grant Court                                     9878 Grant Street
252    1            Itasca Building                                 702 1st Street North
253    1            Shea Professional Plaza                         3101 East Shea Boulevard
254    2            Wagon Wheel MHP                                 1119 North 46th Street
257    1            Comfort Inn Richmond Airport                    5240 Airport Square Lane
258    2            Patricia Apartments                             5907 186th Place South West
259    2            Mulberry Acres MHP                              395 Walnut Drive
263    1            Dixie Plaza                                     1800 South Frontage Road
264    2            Savannah Terrace & Square Apartments            4705 Cofer Avenue & 4708-4801 Fury Way
267    1            311 Ed Wright Lane                              311 Ed Wright Lane
268    1            Church Road Plaza                               45665 West Church Road
269    2            Littlefield Apartments                          205 19th Avenue East
270    2            NC MHP Portfolio - Pine Terrace                 331 Bell Street
271    2            NC MHP Portfolio - Lakeview                     5186 High Point Road
272    2            Maple Crest Apartments                          311 Natchez Court
273    1            AIP - Intown (Bishop & Trabert)                 Various
274    1            Anaheim Office                                  401-431 North Brookhurst Street
275    2            Royal Marc Apartments                           5555 South East King Road
276    1            AIP - Perimeter (Hammermill & Goshen Springs)   Various
277    1            AMF Shea Village                                10806 North 32nd Street
278    2            Shores of Lake Smith                            2105 Lake Smith Drive
279    1            Comfort Inn Columbia                            1544 Bear Creek Pike
283    1            Sterling Master Homes Building                  424 29th Street North East
285    1            Arbor Shoppes                                   6740 Douglas Boulevard
286    1            Altamonte Promenade                             445 West State Road 436
288    1            Bay Mini Storage                                1816 Thomas Drive
289    1            Uplake Building                                 5701 Northeast Bothell Way
290    1            Northgate Dental Plaza                          9714 3rd Avenue Northeast
291    1            Homewood Retail                                 17925 Halsted Street
292    2            Brookfield Apartments                           3072 Washington Road
293    2            Sun Vista Apartments                            1255 Weiland Street
294    1            Van Ness Plaza                                  3301-3323 West Pico Boulevard
296    2            Heritage Village Townhomes Apartments           508 Gypsy Hill Road
297    1            CVS Drug Store - Plano                          1501 Independence Parkway
299    1            23 & Gratiot Shopping Center                    27775 23 Mile Road
303    1            Memorial Medical Plaza                          7555 East Osborn Road
304    1            Leschi Park Professional Building               121 Lakeside Avenue
306    1            Rose Avenue                                     215-221 Rose Avenue
307    2            Bellfort Park Apartments                        4135 West Bellfort Street
311    1            Sherwin Williams Plaza                          15032 Pearl Road
315    2            Hammondell MHP                                  5601 Cypress Gardens Road
316    1            Memorial Square                                 7715 East 91st Street
322    1            Southgate Corners                               793-811 Hebron Road
323    1            Desert Country Plaza                            77898 Country Club Drive
324    2            Chancellor Park Apartments                      1811 Brice Street
326    1            Barnesboro Retail Bldg                          9612 East Sprague Avenue
327    1            Hollywood Video Plaza (Column)                  6702 West Camelback Road
328    2            Shackleford MHP                                 4023 South Shackleford Road
329    1            Market Shoppes                                  5442 Cleveland Avenue
332    1            Alante Plaza                                    5626 West Bell Road
335    1            Village at Colleyville                          62 Main Street
337    1            The Centre at North Reading                     6 Washington Street
338    2            Oaks Mobile Home Park                           3240 South Getty Street
339    1            1477 Park Street                                1477 Park Street
341    1            500 Oakwood Avenue                              20 Jefferson Avenue and 34 Darcy Street
343    2            Pagewood Oval Apartments                        6 Page Road
344    2            Villa Vista MHP                                 2550 Paloma Lane
345    1            Settler's Ridge Retail Center                   100 South Twelfth Street
347    2            Buffington Arms Apartments                      1908,1909,1917 and 1924 Buffington Avenue
                                                                    and 1907 Maple Avenue
349    2            Ferndale Apartments                             911 Saint Louis Street and 333 Marshall Street
350    2            Oak Shades MHP                                  6200 Oak Shades Park Drive
351    2            Green Acres Mobile Home Park                    7901 Boydton Plank Road
352    2            Woodview Apartments                             1107 Frost Road
354    1            South Park Plaza                                5645 South Eastern Avenue
356    1            Bear River Self Storage                         22849 Industrial Place
359    2            Upper Knollwood Townhouses                      25 Knollwood Drive
364    2            Gibbs Street Apartments                         811-923 Gibbs Street
365    2            Desert Breeze Villas                            1554-1566 North Palm Canyon Drive
366    1            AIP - 2040 Steel Drive                          2040 Steel Drive
367    2            North Ridge Apartments                          1000 West State Line Road
369    1            1622 Walter Street (Triple C Electric)          1622 Walter Street
370    1            Brill Retail                                    14 East Central Entrance
371    1            Holland South Building                          3420 Holland Road
372    1            4404-4414 University Avenue                     4404-4414 University Avenue
373    1            CVS & Advance Auto                              9137 & 9139 Middlebrook Pike
375    2            University View & Sinclair Apartments           5226 and 5236 22nd Avenue Northeast
376    2            Desert Point Apartments                         12 North Country Club Road
377    1            Oak Forest Center                               704 West State Road 436
379    2            Holiday Home MH-RV Park                         349-351 Palm Canyon Drive
380    2            Oak Square Apartments                           343 West Oak Avenue
381    1            AIP - 1122 Old Chattahoochee                    1122 Old Chattahoochee Avenue
382    2            Shepard Lofts                                   5017 Cornish Street
384    1            2nd Attic Self Storage                          540-580 Swinehart Road
388    2            Cromwell Apartments                             1734-1756 Cromwell & 526 Zahn Drive
392    1            University Towne Center II                      3117 Southwest 34th Street
393    2            Crosby Square Apartments                        15016 FM 2100
394    1            1390-1400 Park Street                           1390-1400 Park Street
395    1            Main Street Shopping Center                     8017 Old Spanish Trail
396    1            Northpointe Professional Center                 8815 Dyer Street
398    1            Grapevine Retail Center                         600 West Northwest Highway
400    2            Country Falls Apartments                        271 Owego Street
401    2            Mayland Manor Apartments                        1575-1583 Mayfair Boulevard &
                                                                    5839-5845 Marnell Avenue
404    2            3206 Ellwood Avenue Apartments                  3206 Ellwood Avenue
405    2            Anthony and Garden Apartments                   26 and 32 Anthony Avenue
406    1            9610 Winter Gardens Boulevard                   9610 Winter Gardens Boulevard
410    2            Jefferson Apartments                            1003-1021 South Jefferson Street

                                                             Units/
                                                             Sq. Ft./
                                                  Zip        Rooms/      Original
#      City                             State     Code       Pads        Balance
---    ---------------------            -----     ------     ---------   ------------
1      New York                         NY        10017      1,217,986   $280,000,000
2      St. Louis                        MO        63117        470,045   $180,000,000
6      McLean                           VA        22102        360,854    $76,000,000
9      El Paso                          TX        79912            752    $48,500,000
11     San Jose                         CA        95129        235,766    $41,000,000
13     Carlsbad                         CA        92011            161    $35,510,000
18     South Lake Tahoe                 CA        96150         44,892    $22,400,000
21     Various                          Various   Various      329,870    $21,250,000
26     Phoenix                          AZ        85020            336    $19,200,000
27     Phoenix                          AZ        85023            314    $18,900,000
29     New York                         NY        10022         27,976    $18,550,000
30     Tampa                            FL        33647            408    $18,650,000
31     Various                          WI        Various       35,315     $6,498,000
32     Mt. Pleasant                     WI        53406         13,502     $3,304,000
33     Greenfield                       WI        53220         11,651     $3,197,200
34     New Berlin                       WI        53151          8,602     $2,658,200
35     Madison                          WI        53703          4,825       $885,600
36     Milwaukee                        WI        53211          5,992       $853,000
37     Madison                          WI        53705          4,100       $429,000
38     California                       MD        20619         92,335    $17,800,000
40     Mableton                         GA        30126         95,206    $17,000,000
42     Melbourne                        FL        32901            237    $17,000,000
43     Reno                             NV        89521         57,913    $16,800,000
45     South San Francisco              CA        94080            224    $14,750,000
46     Miami                            FL        33172            216    $14,000,000
49     Estes Park                       CO        80517            138    $13,000,000
50     Smyrna                           GA        30080         61,573    $12,650,000
51     San Diego                        CA        92130         34,600    $12,400,000
54     Chattanooga                      TN        37402            128    $11,900,000
55     Atlanta                          GA        30329        122,780    $11,500,000
56     Oswego                           NY        13126        235,277    $11,500,000
58     Waikiki                          HI        96815          6,340    $11,500,000
59     Irving                           TX        75062            308    $11,200,000
60     Shakopee                         MN        55379         78,762    $11,000,000
65     Atlanta                          GA        30303        136,677    $10,100,000
66     Various                          Various   Various      153,398    $10,100,000
67     Farmington Hills                 MI        48334            203    $10,000,000
68     Fort Myers                       FL        33919         83,711     $9,920,000
70     Latham                           NY        12110         94,478     $9,700,000
71     Bellevue                         WA        98004             48     $9,256,000
72     Arlington                        TX        76010        114,711     $9,250,000
73     Mountain View                    CA        94040         42,732     $9,210,000
74     Columbus                         OH        43240            184     $9,200,000
75     New York                         NY        10003              8     $9,150,000
76     Philadelphia                     PA        19107        435,475     $9,000,000
81     Various                          Various   Various      117,282     $8,620,000
82     Las Vegas                        NV        89107        100,937     $8,500,000
83     Santa Barbara                    CA        93101             96     $8,500,000
84     Knoxville                        TN        37922             98     $8,400,000
85     Dallas                           TX        75231            192     $8,287,500
86     Arlington                        TX        76011        129,776     $8,150,000
88     Colorado Springs                 CO        80916            104     $8,000,000
89     Schaumburg                       IL        60173            209     $7,975,000
91     Middletown                       OH        45042            200     $7,700,000
93     San Diego                        CA        92101         41,522     $7,500,000
94     Dover                            DE        19901         95,717     $7,500,000
96     El Paso                          TX        79912            232     $7,360,000
97     Newport News                     VA        23602            124     $7,350,000
99     Hannibal                         MO        63401        184,708     $7,200,000
100    Yorba Linda                      CA        92887         48,973     $7,200,000
101    Pasadena                         CA        91107             81     $7,150,000
102    Kentwood                         MI        49512            241     $7,100,000
105    Hampton                          VA        23666            113     $6,900,000
106    Winston Salem                    NC        27617            120     $6,800,000
108    Richmond                         VA        23233             68     $6,700,000
109    Hickory                          NC        28601            189     $6,700,000
110    Sanford                          NC        27330            144     $6,700,000
112    Lowell                           MA        01852         90,265     $6,600,000
113    Daytona Beach                    FL        32117        252,345     $6,600,000
114    Eden Prairie                     MN        55344         57,736     $6,575,000
115    Lake Jackson                     TX        77566            201     $6,480,000
118    Seattle                          WA        98125            130     $6,300,000
120    New York                         NY        10011         16,411     $6,200,000
123    Grove City                       OH        43123         24,325     $6,200,000
124    Brownsville                      TX        78521            244     $6,000,000
127    Tallmadge                        OH        44278            190     $6,000,000
129    Houston                          TX        77061            262     $5,770,000
130    Weston                           FL        33326         20,084     $5,750,000
131    Poway                            CA        92064         80,670     $5,700,000
132    Panama City                      FL        32408             89     $5,700,000
133    Mesa                             AZ        85202            120     $5,520,000
134    San Marcos                       CA        92609         34,131     $5,500,000
142    Greenville                       SC        29607            115     $5,300,000
144    Arlington                        TX        76006            107     $5,150,000
145    Omaha                            NE        68130         27,889     $5,100,000
146    Various                          Various   Various       82,017     $5,030,000
147    San Diego                        CA        92111         29,609     $5,000,000
152    Houston                          TX        77063            167     $4,950,000
154    Palm Desert                      CA        92660         37,932     $4,800,000
155    Opelika                          AL        36801            160     $4,800,000
157    Farmville                        NC        27828         49,564     $4,750,000
159    Deer Park                        TX        77536            192     $4,700,000
160    Gaithersburg                     MD        20879         81,975     $4,700,000
161    Houston                          TX        77081            234     $4,650,000
163    San Diego                        CA        92101         17,477     $4,600,000
165    Towson                           MD        21204         34,307     $4,450,000
166    Monroe                           LA        71203             66     $4,400,000
168    Nashville                        TN        37214             94     $4,400,000
170    Las Vegas                        NV        89103         19,445     $4,250,000
171    Stone Mountain                   GA        30083         51,772     $4,200,000
172    Midwest City                     OK        73110            201     $4,160,000
173    Brainerd                         MN        56401            113     $4,150,000
174    Bowling Green                    KY        42104         24,000     $4,100,000
176    Phoenix                          AZ        85032            179     $4,000,000
183    Atlantic Beach, Neptune Beach    FL        32233, 3226   30,900     $4,000,000
185    Various                          CA        Various       17,010     $3,900,000
186    Gastonia                         NC        28052         37,364     $3,840,000
187    Boynton Beach                    FL        33436         25,015     $3,800,000
189    Frederick                        MD        21701         22,298     $3,750,000
191    Lynnfield                        MA        01940         22,626     $3,725,000
192    Temecula                         CA        92591         11,200     $3,700,000
193    Laurel                           MD        20723         19,976     $3,700,000
194    Colorado Springs                 CO        80909         40,548     $3,700,000
197    Hartsville                       SC        29550             74     $3,700,000
199    Carthage                         NC        28327         47,900     $3,630,000
200    Lake Jackson                     TX        77566            200     $3,600,000
202    Yucaipa                          CA        92399            182     $3,525,000
203    Costa Mesa                       CA        92626          7,784     $3,500,000
207    Signal Hill                      CA        90755         51,890     $3,500,000
210    Houston                          TX        77017             70     $3,350,000
213    Toledo                           OH        43612         65,596     $3,300,000
214    Copperas Cove                    TX        76522         18,500     $3,245,000
215    Simpsonville                     SC        29680             84     $3,225,000
216    Hesperia                         CA        92345         59,271     $3,200,000
218    Fernandina Beach                 FL        32034         27,949     $3,160,000
219    Charlottesville                  VA        22901             47     $3,100,000
220    Puyallup                         WA        98372         56,520     $3,100,000
221    Pontiac                          MI        48340            120     $3,111,000
222    Shreveport                       LA        71109         70,295     $3,040,000
229    Lumberton                        NC        28360            105     $3,010,000
230    Moreno Valley                    CA        92553         34,807     $3,000,000
232    Jacksonville                     FL        32246         35,200     $3,000,000
233    Jersey Village                   TX        77065         13,013     $3,000,000
234    Prestonsburg                     KY        41653             70     $3,000,000
236    Barboursville                    WV        25504            129     $3,000,000
237    Houston                          TX        77017            140     $3,000,000
239    Las Vegas                        NV        89147          9,818     $2,900,000
240    Greensboro                       NC        27401         67,222     $2,900,000
244    Binghamton                       NY        13905         37,082     $2,875,000
245    Murrieta                         CA        92562          8,580     $2,850,000
246    Elmhurst                         IL        60126         15,954     $2,800,000
247    Fort Worth                       TX        76104            114     $2,800,000
250    San Marcos                       TX        78666            147     $2,768,000
251    Thornton                         CO        80229         12,514     $2,700,000
252    Minneapolis                      MN        55401         81,525     $2,600,000
253    Phoenix                          AZ        85028         24,509     $2,600,000
254    Phoenix                          AZ        85008             83     $2,600,000
257    Sandston                         VA        23150             61     $2,600,000
258    Lynnwood                         WA        98037             54     $2,566,000
259    Jackson                          MO        63755            180     $2,536,000
263    Vicksburg                        MS        39180        100,680     $2,500,000
264    Louisville                       KY        40258             90     $2,480,000
267    Newport News                     VA        23606         44,000     $2,400,000
268    Sterling                         VA        20164         13,670     $2,370,000
269    Seattle                          WA        98112             30     $2,360,000
270    Wilmington                       NC        28401             52     $1,200,000
271    High Point                       NC        27284             56     $1,150,000
272    Nashville                        TN        37211            140     $2,350,000
273    Atlanta                          GA        30318         46,665     $2,350,000
274    Anaheim                          CA        92801         54,022     $2,300,000
275    Milwaukie                        OR        97222             79     $2,300,000
276    Various                          GA        Various       79,000     $2,270,000
277    Phoenix                          AZ        85028         45,015     $2,250,000
278    Virginia Beach                   VA        23455             63     $2,233,000
279    Columbia                         TN        38401             60     $2,200,000
283    Puyallup                         WA        98372         11,695     $2,130,000
285    Douglasville                     GA        30135         12,084     $2,100,000
286    Altamonte Springs                FL        32714         22,090     $2,100,000
288    Panama City Beach                FL        32408         42,665     $2,050,000
289    Kenmore                          WA        98028         10,490     $2,038,000
290    Seattle                          WA        98115         14,406     $2,035,000
291    Homewood                         IL        60430          6,510     $2,011,500
292    East Point                       GA        30344            120     $2,000,000
293    Kent                             WA        98031             61     $2,000,000
294    Los Angeles                      CA        90019         16,110     $2,000,000
296    Landenberg                       PA        19350             36     $2,000,000
297    Plano                            TX        75075         10,880     $2,000,000
299    Chesterfield                     MI        48051          9,742     $1,985,000
303    Scottsdale                       AZ        85251         17,770     $1,930,000
304    Seattle                          WA        98122         10,000     $1,925,000
306    Venice                           CA        90291         10,449     $1,900,000
307    Houston                          TX        77025             64     $1,892,000
311    Strongsville                     OH        44136          8,800     $1,855,000
315    Winter Haven                     FL        33884            157     $1,840,000
316    Tulsa                            OK        74133         14,550     $1,850,000
322    Heath                            OH        43056         31,276     $1,730,000
323    Palm Desert                      CA        92211          6,075     $1,700,000
324    Greensboro                       NC        27403             24     $1,700,000
326    Spokane                          WA        99206         33,764     $1,700,000
327    Glendale                         AZ        85303          7,150     $1,650,000
328    Little Rock                      AR        72204            142     $1,650,000
329    Columbus                         OH        43231         22,720     $1,630,000
332    Glendale                         AZ        85308          6,232     $1,608,750
335    Colleyville                      TX        76034         10,015     $1,580,000
337    North Reading                    MA        01864         19,575     $1,560,000
338    Norton Shores                    MI        49444            169     $1,550,000
339    Hartford                         CT        06106         39,313     $1,520,000
341    West Hartford                    CT        06110         29,235     $1,500,000
343    Litchfeild                       NH        03052             30     $1,500,000
344    Seguin                           TX        78155            107     $1,480,000
345    Pflugerville                     TX        78660         15,756     $1,456,000
347    Huntington                       WV        25703             49     $1,450,000
349    Ferndale                         MI        48220             37     $1,440,000
350    Disputanta                       VA        23842             67     $1,425,000
351    Petersburg                       VA        23803            180     $1,440,000
352    Streetsboro                      OH        44241             36     $1,420,000
354    Las Vegas                        NV        89119          8,000     $1,400,000
356    Grass Valley                     CA        95949         32,069     $1,350,000
359    Rapid City                       SD        57701             50     $1,330,000
364    Maumee                           OH        43537             42     $1,275,000
365    Palm Springs                     CA        92262             22     $1,275,500
366    Tucker                           GA        30084         57,276     $1,250,000
367    Toledo                           OH        43612             36     $1,230,000
369    Ventura                          CA        93003         14,566     $1,185,000
370    Duluth                           MN        55811         12,840     $1,175,000
371    Virginia Beach                   VA        23452         14,556     $1,160,000
372    San Diego                        CA        92105          8,760     $1,150,000
373    Knoxville                        TN        37923         20,683     $1,150,000
375    Seattle                          WA        98105             33     $1,150,000
376    Santa Teresa                     NM        88008             32     $1,125,000
377    Alamonte Springs                 FL        32714         19,680     $1,100,000
379    Borrego Springs                  CA        92004             78     $1,100,000
380    Wake Forest                      NC        27587             24     $1,100,000
381    Atlanta                          GA        30318         30,340     $1,100,000
382    Houston                          TX        77007             12     $1,100,000
384    Boyertown                        PA        19512         25,852     $1,100,000
388    Akron                            OH        44313             36     $1,060,000
392    Gainesville                      FL        32608          3,600     $1,000,000
393    Crosby                           TX        77532             32       $980,000
394    Hartford                         CT        06106         58,516       $975,000
395    Houston                          TX        77025          8,000       $961,000
396    El Paso                          TX        79904         22,448       $955,000
398    Grapevine                        TX        76051          8,358       $938,000
400    Montour Falls                    NY        14865             32       $875,000
401    Mayfield Heights                 OH        44124             45       $850,000
404    Richmond                         VA        23221             16       $825,000
405    Cheektowaga                      NY        14225             24       $740,000
406    Lakeside                         CA        92040          5,940       $730,000
410    Allentown                        PA        18103             12       $590,000

                               Orig            Rem.               Orig               Rem.                     Net
            Cut-off          Amort.          Amort.            Term to            Term to    Interest    Interest
#       Balance (1)            Term        Term (1)       Maturity (2)   Maturity (1) (2)        Rate        Rate
----   ------------   -------------   -------------   ----------------   ----------------   ---------   ---------
1      $280,000,000             360             360                 84                 80      6.6085%     6.5877%
2      $178,272,278             360             352                 60                 52      4.4198%     4.3990%
6       $76,000,000             360             360                121                118      5.3000%     5.2792%
9       $48,500,000             360             360                121                117      5.2500%     5.2292%
11      $41,000,000             360             360                120                115      5.3400%     5.3192%
13      $35,429,842             360             358                121                119      5.7350%     5.7142%
18      $22,400,000             360             360                122                118      6.1700%     6.1492%
21      $21,201,518             360             358                121                119      5.6700%     5.6492%
26      $19,200,000             360             360                 60                 57      5.4500%     5.4292%
27      $18,821,000             360             356                120                116      5.7800%     5.7592%
29      $18,550,000             360             360                120                113      5.4420%     5.4212%
30      $18,404,627             360             349                120                109      4.9100%     4.8892%
31       $6,498,000             264             264                120                119      5.4500%     5.4292%
32       $3,304,000             264             264                121                120      5.4500%     5.4292%
33       $3,197,200             264             264                120                119      5.4500%     5.4292%
34       $2,658,200             264             264                120                119      5.4500%     5.4292%
35         $885,600             264             264                120                119      5.4500%     5.4292%
36         $853,000             264             264                120                119      5.4500%     5.4292%
37         $429,000             264             264                120                119      5.4500%     5.4292%
38      $17,740,441             360             357                121                118      5.4200%     5.3992%
40      $17,000,000             360             360                120                118      5.4500%     5.4192%
42      $16,928,808             360             356                120                116      5.7700%     5.7492%
43      $16,800,000             360             360                121                116      5.0000%     4.9792%
45      $14,582,957             300             292                120                112      5.9500%     5.9292%
46      $14,000,000             300             300                 60                 55      6.2000%     6.1792%
49      $12,875,113             300             293                 60                 53      6.1900%     6.1692%
50      $12,650,000             360             360                120                117      5.5000%     5.4692%
51      $12,400,000             360             360                119                118      5.6000%     5.5792%
54      $11,824,706             300             296                121                117      5.4400%     5.4192%
55      $11,500,000             360             360                120                116      5.3500%     5.3292%
56      $11,500,000             360             360                120                112      5.0300%     5.0092%
58      $11,426,358             300             296                120                116      5.3600%     5.3392%
59      $11,200,000             360             360                121                119      5.6400%     5.6192%
60      $10,965,737             360             357                120                117      5.8000%     5.7392%
65      $10,100,000             360             360                121                118      5.7200%     5.6992%
66      $10,076,957             360             358                121                119      5.6700%     5.6492%
67       $9,971,801             360             357                120                117      6.3200%     6.2992%
68       $9,920,000             360             360                122                117      5.3000%     5.2792%
70       $9,700,000             360             360                120                115      5.1400%     5.1192%
71       $9,256,000             360             360                120                117      5.5900%     5.5692%
72       $9,223,100             360             357                120                117      6.1600%     6.1392%
73       $9,210,000   Interest Only   Interest Only                120                117      5.5600%     5.5392%
74       $9,187,091             360             359                120                119      5.4800%     5.4592%
75       $9,150,000             360             360                120                118      5.4500%     5.4292%
76       $9,000,000   Interest Only   Interest Only                120                115      5.1600%     5.1392%
81       $8,600,430             360             358                121                119      5.7000%     5.6792%
82       $8,500,000   Interest Only   Interest Only                119                117      4.9800%     4.9592%
83       $8,474,178             300             298                120                118      6.0500%     6.0292%
84       $8,346,931             300             296                121                117      5.4500%     5.4292%
85       $8,236,631             360             354                121                115      5.7800%     5.7592%
86       $8,150,000   Interest Only   Interest Only                 60                 56      5.4400%     5.4192%
88       $7,988,205             336             335                120                119      6.0700%     6.0492%
89       $7,928,788             300             296                 60                 56      6.0200%     5.9992%
91       $7,700,000             360             360                120                116      5.2350%     5.1942%
93       $7,500,000   Interest Only   Interest Only                120                116      5.1000%     5.0792%
94       $7,482,056             360             358                120                118      5.3800%     5.3592%
96       $7,360,000             360             360                119                116      5.4500%     5.4292%
97       $7,307,410             300             296                 84                 80      6.0200%     5.9992%
99       $7,200,000             360             360                117                112      5.3200%     5.2992%
100      $7,184,167             360             358                120                118      5.8950%     5.8742%
101      $7,138,331             316             315                120                119      6.0300%     6.0092%
102      $7,100,000             360             360                120                117      5.4300%     5.4092%
105      $6,900,000             360             360                120                117      5.5000%     5.4792%
106      $6,800,000             360             360                120                117      5.6400%     5.6192%
108      $6,700,000             360             360                120                117      5.5000%     5.4792%
109      $6,700,000             360             360                 60                 51      5.1700%     5.1492%
110      $6,700,000             360             360                120                118      5.7700%     5.7492%
112      $6,590,857             360             359                120                119      5.6000%     5.5792%
113      $6,578,650             360             357                119                116      5.6000%     5.5792%
114      $6,559,950             360             358                120                118      5.6500%     5.6292%
115      $6,480,000             360             360                121                116      5.1600%     5.1392%
118      $6,300,000   Interest Only   Interest Only                120                116      5.0000%     4.9792%
120      $6,200,000             360             360                120                115      5.2800%     5.2592%
123      $6,178,903             360             357                120                117      5.3300%     5.3092%
124      $6,000,000             360             360                120                115      5.4300%     5.4092%
127      $5,972,611             360             356                121                117      5.3100%     5.2892%
129      $5,770,000             360             360                121                111      5.5250%     5.5042%
130      $5,750,000             360             360                121                119      5.7100%     5.6492%
131      $5,700,000             360             360                120                118      5.4300%     5.4092%
132      $5,666,103             300             296                120                116      5.8500%     5.8292%
133      $5,520,000             360             360                120                115      5.2600%     5.2392%
134      $5,500,000             360             360                120                117      5.4500%     5.3892%
142      $5,249,268             300             294                120                114      5.3100%     5.2892%
144      $5,150,000             360             360                120                112      4.9900%     4.9692%
145      $5,072,094             360             355                121                116      5.4000%     5.3792%
146      $5,018,524             360             358                121                119      5.6700%     5.6492%
147      $5,000,000             360             360                121                117      5.3800%     5.3592%
152      $4,950,000             360             360                121                110      5.3300%     5.3092%
154      $4,788,422             360             358                120                118      5.3300%     5.3092%
155      $4,779,555             360             356                121                117      5.6800%     5.6592%
157      $4,732,943             360             357                121                118      5.0400%     5.0192%
159      $4,700,000             360             360                120                113      5.2000%     5.1792%
160      $4,700,000             360             360                120                116      5.6500%     5.6292%
161      $4,630,305             360             356                121                117      5.7100%     5.5992%
163      $4,600,000             360             360                121                115      5.4300%     5.4092%
165      $4,450,000             360             360                120                116      5.2500%     5.1692%
166      $4,386,742             300             298                121                119      6.1100%     6.0892%
168      $4,381,335             300             297                120                117      6.1600%     6.1392%
170      $4,226,836             360             355                120                115      5.4200%     5.3992%
171      $4,200,000             360             360                120                116      5.7500%     5.7292%
172      $4,141,644             360             356                121                117      5.4920%     5.4712%
173      $4,135,746             360             357                120                117      5.2800%     5.2592%
174      $4,094,427             360             359                120                119      5.7800%     5.7592%
176      $4,000,000             360             360                120                116      5.0500%     5.0292%
183      $3,983,312             360             356                120                116      5.7900%     5.7692%
185      $3,882,785             360             356                120                116      5.4900%     5.4692%
186      $3,827,103             360             357                120                117      5.4000%     5.3792%
187      $3,800,000             360             360                120                117      5.8700%     5.8492%
189      $3,738,517             360             357                120                117      5.8900%     5.8692%
191      $3,716,403             360             358                119                117      5.6000%     5.5792%
192      $3,700,000             360             360                120                116      6.0200%     5.9992%
193      $3,700,000             360             360                120                116      5.1200%     5.0992%
194      $3,700,000             360             360                120                116      5.7000%     5.6792%
197      $3,688,418             300             298                120                118      5.8300%     5.8092%
199      $3,617,061             360             357                119                116      5.0800%     5.0592%
200      $3,600,000             360             360                121                116      5.1650%     5.1442%
202      $3,509,758             360             356                120                116      5.6000%     5.5792%
203      $3,500,000             360             360                120                113      4.9800%     4.9592%
207      $3,488,593             360             357                120                117      5.5600%     5.5392%
210      $3,319,199             300             294                120                114      5.5700%     5.5492%
213      $3,259,690             360             348                120                108      5.6800%     5.5692%
214      $3,240,589             360             359                120                119      5.7800%     5.7592%
215      $3,204,869             300             296                120                116      5.5300%     5.5092%
216      $3,200,000             360             360                120                118      5.8600%     5.8392%
218      $3,149,525             360             357                120                117      5.4700%     5.4492%
219      $3,100,000             360             360                120                117      5.5000%     5.4792%
220      $3,090,289             360             357                120                117      5.7700%     5.7492%
221      $3,082,678             360             352                120                112      5.1200%     5.0592%
222      $3,030,561             300             298                120                118      5.8900%     5.8692%
229      $2,997,485             300             297                 84                 81      6.2900%     6.2692%
230      $2,993,300             360             358                120                118      5.8000%     5.7792%
232      $2,990,779             360             357                120                117      5.8700%     5.8492%
233      $2,989,619             360             357                119                116      5.2400%     5.2192%
234      $2,987,057             300             297                121                118      6.0500%     6.0292%
236      $2,982,616             300             296                122                118      6.0200%     5.9992%
237      $2,956,904             300             291                120                111      5.2500%     5.2292%
239      $2,900,000             360             360                120                116      5.9500%     5.8892%
240      $2,900,000             360             360                120                118      5.7100%     5.6892%
244      $2,860,352             360             355                120                115      5.7600%     5.7392%
245      $2,834,035             360             355                121                116      5.2800%     5.1692%
246      $2,800,000             360             360                120                114      5.5300%     5.5092%
247      $2,800,000             360             360                121                113      5.0200%     4.9592%
250      $2,756,386             360             356                120                116      5.7600%     5.7392%
251      $2,700,000             360             360                120                116      5.3600%     5.3392%
252      $2,600,000             360             360                120                118      5.8900%     5.8692%
253      $2,600,000   Interest Only   Interest Only                 60                 55      5.7500%     5.7292%
254      $2,600,000             360             360                120                117      5.7400%     5.6792%
257      $2,592,015             300             298                120                118      5.9700%     5.9492%
258      $2,566,000             360             360                120                118      5.5100%     5.4892%
259      $2,516,248             360             353                120                113      5.2800%     5.2592%
263      $2,486,374             360             355                120                115      5.4200%     5.3992%
264      $2,469,555             360             356                120                116      5.7400%     5.7192%
267      $2,392,940             360             357                121                118      6.1000%     6.0792%
268      $2,370,000             360             360                120                117      6.0900%     6.0692%
269      $2,360,000             360             360                120                117      5.4000%     5.3792%
270      $1,197,240             360             358                120                118      5.6200%     5.5992%
271      $1,147,355             360             358                120                118      5.6200%     5.5992%
272      $2,340,471             360             356                120                116      5.9400%     5.9192%
273      $2,340,009             360             356                122                118      5.6900%     5.6692%
274      $2,300,000             360             360                121                118      5.5800%     5.5592%
275      $2,300,000             360             360                120                113      5.7100%     5.6892%
276      $2,260,349             360             356                122                118      5.6900%     5.6692%
277      $2,241,351             360             356                120                116      6.2200%     6.1992%
278      $2,233,000             360             360                122                119      5.7000%     5.6792%
279      $2,190,668             300             297                120                117      6.1600%     6.1392%
283      $2,130,000             360             360                120                118      5.6700%     5.6492%
285      $2,100,000             360             360                120                116      5.0800%     5.0592%
286      $2,094,992             360             358                120                118      5.4000%     5.3792%
288      $2,040,922             300             297                120                117      5.8800%     5.8592%
289      $2,031,555             360             357                120                117      5.7200%     5.6992%
290      $2,028,828             360             357                120                117      5.9400%     5.9192%
291      $2,011,500             360             360                120                116      5.9500%     5.8892%
292      $2,000,000             360             360                 60                 51      5.2500%     5.2292%
293      $2,000,000             360             360                120                117      5.4700%     5.4492%
294      $1,997,326             360             359                120                119      5.9400%     5.9192%
296      $1,994,161             360             357                120                117      6.1400%     6.1192%
297      $1,990,904             360             356                121                117      5.3300%     5.3092%
299      $1,985,000             360             360                120                116      6.0400%     6.0192%
303      $1,925,821             360             358                120                118      5.9900%     5.9092%
304      $1,925,000             360             360                120                116      5.7900%     5.7692%
306      $1,895,550             360             358                120                118      5.5100%     5.4892%
307      $1,889,501             360             359                121                119      6.0600%     6.0392%
311      $1,855,000             360             360                121                118      5.8400%     5.7792%
315      $1,835,990             360             358                 60                 58      5.9500%     5.9292%
316      $1,835,476             360             353                120                113      5.2400%     5.2092%
322      $1,722,714             360             356                120                116      5.7400%     5.7192%
323      $1,700,000             360             360                120                118      5.8600%     5.7992%
324      $1,696,077             360             358                120                118      5.6000%     5.5792%
326      $1,688,250             300             295                120                115      6.1800%     6.1592%
327      $1,639,237             360             354                120                114      5.4700%     5.4092%
328      $1,637,850             360             353                 60                 53      5.5600%     5.5392%
329      $1,626,389             360             358                120                118      5.8500%     5.8292%
332      $1,596,220             360             353                121                114      5.2800%     5.1992%
335      $1,565,940             360             351                120                111      5.8500%     5.8292%
337      $1,553,019             360             356                120                116      5.4170%     5.3962%
338      $1,541,435             360             355                120                115      5.3500%     5.3292%
339      $1,499,870             360             347                120                107      5.8400%     5.8192%
341      $1,494,066             360             356                120                116      6.0700%     6.0492%
343      $1,490,749             300             296                121                117      5.6100%     5.5892%
344      $1,466,993             360             351                120                111      5.9100%     5.8892%
345      $1,451,676             360             357                120                117      6.0500%     6.0292%
347      $1,442,373             360             355                120                115      5.6000%     5.5792%
349      $1,432,305             360             355                120                115      5.5200%     5.4992%
350      $1,423,047             360             359                120                119      5.7000%     5.6792%
351      $1,415,486             360             345                 60                 45      5.2400%     5.2192%
352      $1,413,851             360             356                122                118      5.5920%     5.5712%
354      $1,395,721             360             357                120                117      5.9000%     5.8792%
356      $1,347,029             360             358                120                118      5.8900%     5.8692%
359      $1,316,991             360             349                120                109      6.3500%     6.3292%
364      $1,273,299             360             359                120                119      5.9600%     5.9392%
365      $1,270,338             360             356                120                116      5.9500%     5.9292%
366      $1,244,686             360             356                122                118      5.6900%     5.6692%
367      $1,227,208             360             358                120                118      5.7000%     5.6792%
369      $1,179,905             360             356                120                116      5.6300%     5.5692%
370      $1,171,583             360             357                120                117      6.1600%     6.1392%
371      $1,152,817             336             331                121                116      5.4900%     5.4692%
372      $1,147,298             360             358                118                116      5.4900%     5.4692%
373      $1,144,857             360             356                121                117      5.4200%     5.3992%
375      $1,141,515             360             353                120                113      5.5500%     5.5292%
376      $1,120,583             360             356                120                116      6.1100%     6.0892%
377      $1,097,377             360             358                120                118      5.4000%     5.3792%
379      $1,096,599             300             298                121                119      5.9200%     5.8092%
380      $1,096,561             360             357                120                117      5.7800%     5.7592%
381      $1,095,332             360             356                122                118      5.7000%     5.6792%
382      $1,094,573             360             355                120                115      5.9200%     5.8992%
384      $1,092,323             300             295                120                115      6.1200%     6.0992%
388      $1,055,949             360             356                120                116      6.2500%     6.2292%
392        $993,644             300             296                120                116      5.4100%     5.3892%
393        $973,170             360             353                120                113      5.8300%     5.8092%
394        $971,993             300             298                120                118      5.9400%     5.9192%
395        $958,035             360             357                120                117      5.8500%     5.8292%
396        $948,672             300             295                 60                 55      6.4400%     6.4192%
398        $938,000             360             360                120                116      6.4200%     6.3992%
400        $872,381             360             357                121                118      6.0100%     5.9892%
401        $847,347             300             298                120                118      5.8500%     5.8292%
404        $822,488             360             357                120                117      5.9200%     5.8992%
405        $740,000             360             360                120                116      6.0000%     5.9792%
406        $726,778             360             356                120                116      5.4900%     5.4692%
410        $587,529             360             356                121                117      5.7700%     5.7492%

                                            First
       Interest Calculation       Monthly   Payment      Maturity
#      (30/360 / Actual/360)      Payment   Date         Date         ARD (3)
----   ---------------------   ----------   ----------   ----------   ----------
1      Actual/360              $1,789,530   12/11/2005   11/11/2012   N/A
2      Actual/360                $884,631   8/5/2005     7/5/2010     N/A
6      Actual/360                $422,032   1/11/2006    1/11/2016    N/A
9      Actual/360                $267,819   12/11/2005   12/11/2015   N/A
11     Actual/360                $228,694   11/11/2005   10/11/2015   N/A
13     Actual/360                $206,888   2/11/2006    2/11/2016    N/A
18     Actual/360                $136,757   12/11/2005   1/11/2016    N/A
21     Actual/360                $122,931   2/11/2006    2/11/2016    N/A
26     Actual/360                $108,414   1/11/2006    12/11/2010   N/A
27     Actual/360                $110,656   12/11/2005   11/11/2015   N/A
29     Actual/360                $104,651   9/11/2005    8/11/2015    N/A
30     Actual/360                 $99,094   5/11/2005    4/11/2015    N/A
31     Actual/360                 $42,300   3/11/2006    2/11/2016    N/A
32     Actual/360                 $21,508   3/11/2006    3/11/2016    N/A
33     Actual/360                 $20,813   3/11/2006    2/11/2016    N/A
34     Actual/360                 $17,304   3/11/2006    2/11/2016    N/A
35     Actual/360                  $5,765   3/11/2006    2/11/2016    N/A
36     Actual/360                  $5,553   3/11/2006    2/11/2016    N/A
37     Actual/360                  $2,793   3/11/2006    2/11/2016    N/A
38     Actual/360                $100,175   1/11/2006    1/11/2016    N/A
40     Actual/360                 $95,992   2/11/2006    1/11/2016    N/A
42     Actual/360                 $99,423   12/11/2005   11/11/2015   N/A
43     Actual/360                 $90,186   11/11/2005   11/11/2015   N/A
45     Actual/360                 $94,584   8/11/2005    7/11/2015    N/A
46     Actual/360                 $91,921   11/11/2005   10/11/2010   N/A
49     Actual/360                 $85,276   9/11/2005    8/11/2010    N/A
50     Actual/360                 $71,825   1/11/2006    12/11/2015   N/A
51     Actual/360                 $71,186   3/11/2006    1/11/2016    N/A
54     Actual/360                 $72,651   12/11/2005   12/11/2015   N/A
55     Actual/360                 $64,218   12/11/2005   11/11/2015   N/A
56     Actual/360                 $61,946   8/11/2005    7/11/2015    N/A
58     Actual/360                 $69,662   12/11/2005   11/11/2015   N/A
59     Actual/360                 $64,580   2/11/2006    2/11/2016    N/A
60     Actual/360                 $64,543   1/11/2006    12/11/2015   N/A
65     Actual/360                 $58,749   1/11/2006    1/11/2016    N/A
66     Actual/360                 $58,429   2/11/2006    2/11/2016    N/A
67     Actual/360                 $62,028   1/11/2006    12/11/2015   N/A
68     Actual/360                 $55,086   11/11/2005   12/11/2015   N/A
70     Actual/360                 $52,905   11/11/2005   10/11/2015   N/A
71     Actual/360                 $53,078   1/11/2006    12/11/2015   N/A
72     Actual/360                 $56,414   1/11/2006    12/11/2015   N/A
73     Actual/360                 $43,266   1/11/2006    12/11/2015   N/A
74     Actual/360                 $52,121   3/11/2006    2/11/2016    N/A
75     Actual/360                 $51,666   2/11/2006    1/11/2016    N/A
76     Actual/360                 $39,238   11/11/2005   10/11/2015   N/A
81     Actual/360                 $50,031   2/11/2006    2/11/2016    N/A
82     Actual/360                 $35,765   2/11/2006    12/11/2015   N/A
83     Actual/360                 $55,026   2/11/2006    1/11/2016    N/A
84     Actual/360                 $51,333   12/11/2005   12/11/2015   N/A
85     Actual/360                 $48,522   10/11/2005   10/11/2015   N/A
86     Actual/360                 $37,460   12/11/2005   11/11/2010   N/A
88     Actual/360                 $49,564   3/11/2006    2/11/2016    N/A
89     Actual/360                 $51,481   12/11/2005   11/11/2010   N/A
91     Actual/360                 $42,448   12/11/2005   11/11/2015   N/A
93     Actual/360                 $32,318   12/11/2005   11/11/2015   N/A
94     Actual/360                 $42,021   2/11/2006    1/11/2016    N/A
96     Actual/360                 $41,559   1/11/2006    11/11/2015   N/A
97     Actual/360                 $47,446   12/11/2005   11/11/2012   N/A
99     Actual/360                 $40,071   11/11/2005   7/11/2015    N/A
100    Actual/360                 $42,683   2/11/2006    1/11/2016    N/A
101    Actual/360                 $45,203   3/11/2006    2/11/2016    N/A
102    Actual/360                 $40,002   1/11/2006    12/11/2015   N/A
105    Actual/360                 $39,177   1/11/2006    12/11/2015   N/A
106    Actual/360                 $39,209   1/11/2006    12/11/2015   N/A
108    Actual/360                 $38,042   1/11/2006    12/11/2015   N/A
109    Actual/360                 $36,666   7/11/2005    6/11/2010    N/A
110    Actual/360                 $39,185   2/11/2006    1/11/2016    N/A
112    Actual/360                 $37,889   3/11/2006    2/11/2016    N/A
113    Actual/360                 $37,889   1/11/2006    11/11/2015   N/A
114    Actual/360                 $37,953   2/11/2006    1/11/2016    N/A
115    Actual/360                 $35,422   11/11/2005   11/11/2015   N/A
118    Actual/360                 $26,615   12/11/2005   11/11/2015   N/A
120    Actual/360                 $34,352   11/11/2005   10/11/2015   N/A
123    Actual/360                 $34,544   1/11/2006    12/11/2015   N/A
124    Actual/360                 $33,804   11/11/2005   10/11/2035   10/11/2015
127    Actual/360                 $33,356   12/11/2005   12/11/2015   N/A
129    Actual/360                 $32,852   6/11/2005    6/11/2015    N/A
130    Actual/360                 $33,409   2/11/2006    2/11/2016    N/A
131    Actual/360                 $32,114   2/11/2006    1/11/2016    N/A
132    Actual/360                 $36,204   12/11/2005   11/11/2015   N/A
133    Actual/360                 $30,516   11/11/2005   10/11/2015   N/A
134    Actual/360                 $31,056   1/11/2006    12/11/2015   N/A
142    Actual/360                 $31,948   10/11/2005   9/11/2015    N/A
144    Actual/360                 $27,615   8/11/2005    7/11/2015    N/A
145    Actual/360                 $28,638   11/11/2005   11/11/2015   N/A
146    Actual/360                 $29,099   2/11/2006    2/11/2016    N/A
147    Actual/360                 $28,014   12/11/2005   12/11/2015   N/A
152    Actual/360                 $27,580   5/11/2005    5/11/2015    N/A
154    Actual/360                 $26,744   2/11/2006    1/11/2016    N/A
155    Actual/360                 $27,798   12/11/2005   12/11/2015   N/A
157    Actual/360                 $25,615   1/11/2006    1/11/2016    N/A
159    Actual/360                 $25,808   9/11/2005    8/11/2015    N/A
160    Actual/360                 $27,130   12/11/2005   11/11/2015   N/A
161    Actual/360                 $27,018   12/11/2005   12/11/2015   N/A
163    Actual/360                 $25,917   10/11/2005   10/11/2015   N/A
165    Actual/360                 $24,573   12/11/2005   11/11/2015   N/A
166    Actual/360                 $28,646   2/11/2006    2/11/2016    N/A
168    Actual/360                 $28,781   1/11/2006    12/11/2015   N/A
170    Actual/360                 $23,918   11/11/2005   10/11/2015   N/A
171    Actual/360                 $24,510   12/11/2005   11/11/2015   N/A
172    Actual/360                 $23,599   12/11/2005   12/11/2015   N/A
173    Actual/360                 $22,994   1/11/2006    12/11/2015   N/A
174    Actual/360                 $24,005   3/11/2006    2/11/2016    N/A
176    Actual/360                 $21,595   12/11/2005   11/11/2015   N/A
183    Actual/360                 $23,445   12/11/2005   11/11/2015   N/A
185    Actual/360                 $22,119   12/11/2005   11/11/2015   N/A
186    Actual/360                 $21,563   1/11/2006    12/11/2015   N/A
187    Actual/360                 $22,466   1/11/2006    12/11/2015   N/A
189    Actual/360                 $22,219   1/11/2006    12/11/2015   N/A
191    Actual/360                 $21,384   2/11/2006    12/11/2015   N/A
192    Actual/360                 $22,231   12/11/2005   11/11/2015   N/A
193    Actual/360                 $20,135   12/11/2005   11/11/2015   N/A
194    Actual/360                 $21,475   12/11/2005   11/11/2015   N/A
197    Actual/360                 $23,456   2/11/2006    1/11/2016    N/A
199    Actual/360                 $19,664   1/11/2006    11/11/2015   N/A
200    Actual/360                 $19,690   11/11/2005   11/11/2015   N/A
202    Actual/360                 $20,236   12/11/2005   11/11/2015   N/A
203    Actual/360                 $18,746   9/11/2005    8/11/2015    N/A
207    Actual/360                 $20,005   1/11/2006    12/11/2015   N/A
210    Actual/360                 $20,712   10/11/2005   9/11/2015    N/A
213    Actual/360                 $19,111   4/11/2005    3/11/2015    N/A
214    Actual/360                 $18,999   3/11/2006    2/11/2016    N/A
215    Actual/360                 $19,862   12/11/2005   11/11/2015   N/A
216    Actual/360                 $18,899   2/11/2006    1/11/2016    N/A
218    Actual/360                 $17,883   1/11/2006    12/11/2015   N/A
219    Actual/360                 $17,601   1/11/2006    12/11/2015   N/A
220    Actual/360                 $18,130   1/11/2006    12/11/2015   N/A
221    Actual/360                 $16,929   8/11/2005    7/11/2015    N/A
222    Actual/360                 $19,383   2/11/2006    1/11/2016    N/A
229    Actual/360                 $19,931   1/11/2006    12/11/2012   N/A
230    Actual/360                 $17,603   2/11/2006    1/11/2016    N/A
232    Actual/360                 $17,737   1/11/2006    12/11/2015   N/A
233    Actual/360                 $16,548   1/11/2006    11/11/2015   N/A
234    Actual/360                 $19,421   1/11/2006    1/11/2016    N/A
236    Actual/360                 $19,366   12/11/2005   1/11/2016    N/A
237    Actual/360                 $17,977   7/11/2005    6/11/2015    N/A
239    Actual/360                 $17,294   12/11/2005   11/11/2015   N/A
240    Actual/360                 $16,850   2/11/2006    1/11/2016    N/A
244    Actual/360                 $16,796   11/11/2005   10/11/2015   N/A
245    Actual/360                 $15,791   11/11/2005   11/11/2015   N/A
246    Actual/360                 $15,951   10/11/2005   9/11/2015    N/A
247    Actual/360                 $15,065   8/11/2005    8/11/2015    N/A
250    Actual/360                 $16,171   12/11/2005   11/11/2015   N/A
251    Actual/360                 $15,094   12/11/2005   11/11/2015   N/A
252    Actual/360                 $15,405   2/11/2006    1/11/2016    N/A
253    Actual/360                 $12,631   11/11/2005   10/11/2010   N/A
254    Actual/360                 $15,156   1/11/2006    12/11/2015   N/A
257    Actual/360                 $16,704   2/11/2006    1/11/2016    N/A
258    Actual/360                 $14,586   2/11/2006    1/11/2016    N/A
259    Actual/360                 $14,051   9/11/2005    8/11/2015    N/A
263    Actual/360                 $14,070   11/11/2005   10/11/2015   N/A
264    Actual/360                 $14,457   12/11/2005   11/11/2015   N/A
267    Actual/360                 $14,544   1/11/2006    1/11/2016    N/A
268    Actual/360                 $14,347   1/11/2006    12/11/2015   N/A
269    Actual/360                 $13,252   1/11/2006    12/11/2015   N/A
270    Actual/360                  $6,904   2/11/2006    1/11/2016    N/A
271    Actual/360                  $6,616   2/11/2006    1/11/2016    N/A
272    Actual/360                 $13,999   12/11/2005   11/11/2015   N/A
273    Actual/360                 $13,625   12/11/2005   1/11/2016    N/A
274    Actual/360                 $13,175   1/11/2006    1/11/2016    N/A
275    Actual/360                 $13,364   9/11/2005    8/11/2015    N/A
276    Actual/360                 $13,161   12/11/2005   1/11/2016    N/A
277    Actual/360                 $13,810   12/11/2005   11/11/2015   N/A
278    Actual/360                 $12,960   1/11/2006    2/11/2016    N/A
279    Actual/360                 $14,391   1/11/2006    12/11/2015   N/A
283    Actual/360                 $12,322   2/11/2006    1/11/2016    N/A
285    Actual/360                 $11,376   12/11/2005   11/11/2015   N/A
286    Actual/360                 $11,792   2/11/2006    1/11/2016    N/A
288    Actual/360                 $13,058   1/11/2006    12/11/2015   N/A
289    Actual/360                 $11,854   1/11/2006    12/11/2015   N/A
290    Actual/360                 $12,122   1/11/2006    12/11/2015   N/A
291    Actual/360                 $11,995   12/11/2005   11/11/2015   N/A
292    Actual/360                 $11,044   7/11/2005    6/11/2010    N/A
293    Actual/360                 $11,318   1/11/2006    12/11/2015   N/A
294    Actual/360                 $11,914   3/11/2006    2/11/2016    N/A
296    Actual/360                 $12,172   1/11/2006    12/11/2015   N/A
297    Actual/360                 $11,143   12/11/2005   12/11/2035   12/11/2015
299    Actual/360                 $11,952   12/11/2005   11/11/2015   N/A
303    Actual/360                 $11,559   2/11/2006    1/11/2016    N/A
304    Actual/360                 $11,283   12/11/2005   11/11/2015   N/A
306    Actual/360                 $10,800   2/11/2006    1/11/2016    N/A
307    Actual/360                 $11,417   2/11/2006    2/11/2016    N/A
311    Actual/360                 $10,932   1/11/2006    1/11/2016    N/A
315    Actual/360                 $10,973   2/11/2006    1/11/2011    N/A
316    Actual/360                 $10,204   9/11/2005    8/11/2015    N/A
322    Actual/360                 $10,085   12/11/2005   11/11/2015   N/A
323    Actual/360                 $10,040   2/11/2006    1/11/2016    N/A
324    Actual/360                  $9,759   2/11/2006    1/11/2016    N/A
326    Actual/360                 $11,141   11/11/2005   10/11/2015   N/A
327    Actual/360                  $9,337   10/11/2005   9/11/2015    N/A
328    Actual/360                  $9,431   9/11/2005    8/11/2010    N/A
329    Actual/360                  $9,616   2/11/2006    1/11/2016    N/A
332    Actual/360                  $8,913   9/11/2005    9/11/2015    N/A
335    Actual/360                  $9,321   7/11/2005    6/11/2015    N/A
337    Actual/360                  $8,776   12/11/2005   11/11/2015   N/A
338    Actual/360                  $8,655   11/11/2005   10/11/2015   N/A
339    Actual/360                  $8,957   3/11/2005    2/11/2015    N/A
341    Actual/360                  $9,061   12/11/2005   11/11/2015   N/A
343    Actual/360                  $9,310   12/11/2005   12/11/2015   N/A
344    Actual/360                  $8,788   7/11/2005    6/11/2015    N/A
345    Actual/360                  $8,776   1/11/2006    12/11/2015   N/A
347    Actual/360                  $8,324   11/11/2005   10/11/2015   N/A
349    Actual/360                  $8,194   11/11/2005   10/11/2015   N/A
350    Actual/360                  $8,271   3/11/2006    2/11/2016    N/A
351    Actual/360                  $7,943   1/11/2005    12/11/2009   N/A
352    Actual/360                  $8,145   12/11/2005   1/11/2016    N/A
354    Actual/360                  $8,304   1/11/2006    12/11/2015   N/A
356    Actual/360                  $7,999   2/11/2006    1/11/2016    N/A
359    Actual/360                  $8,276   5/11/2005    4/11/2015    N/A
364    Actual/360                  $7,612   3/11/2006    2/11/2016    N/A
365    Actual/360                  $7,606   12/11/2005   11/11/2015   N/A
366    Actual/360                  $7,247   12/11/2005   1/11/2016    N/A
367    Actual/360                  $7,139   2/11/2006    1/11/2016    N/A
369    Actual/360                  $6,825   12/11/2005   11/11/2015   N/A
370    Actual/360                  $7,166   1/11/2006    12/11/2015   N/A
371    Actual/360                  $6,767   11/11/2005   11/11/2015   N/A
372    Actual/360                  $6,522   2/11/2006    11/11/2015   N/A
373    Actual/360                  $6,472   12/11/2005   12/11/2015   N/A
375    Actual/360                  $6,566   9/11/2005    8/11/2015    N/A
376    Actual/360                  $6,825   12/11/2005   11/11/2015   N/A
377    Actual/360                  $6,177   2/11/2006    1/11/2016    N/A
379    Actual/360                  $7,034   2/11/2006    2/11/2016    N/A
380    Actual/360                  $6,440   1/11/2006    12/11/2015   N/A
381    Actual/360                  $6,384   12/11/2005   1/11/2016    N/A
382    Actual/360                  $6,539   11/11/2005   10/11/2015   N/A
384    Actual/360                  $7,168   11/11/2005   10/11/2015   N/A
388    Actual/360                  $6,527   12/11/2005   11/11/2015   N/A
392    Actual/360                  $6,087   12/11/2005   11/11/2015   N/A
393    Actual/360                  $5,769   9/11/2005    8/11/2015    N/A
394    Actual/360                  $6,246   2/11/2006    1/11/2016    N/A
395    Actual/360                  $5,669   1/11/2006    12/11/2015   N/A
396    Actual/360                  $6,412   11/11/2005   10/11/2010   N/A
398    Actual/360                  $5,880   12/11/2005   11/11/2015   N/A
400    Actual/360                  $5,252   1/11/2006    1/11/2016    N/A
401    Actual/360                  $5,399   2/11/2006    1/11/2016    N/A
404    Actual/360                  $4,904   1/11/2006    12/11/2015   N/A
405    Actual/360                  $4,437   12/11/2005   11/11/2015   N/A
406    Actual/360                  $4,140   12/11/2005   11/11/2015   N/A
410    Actual/360                  $3,451   12/11/2005   12/11/2015   N/A

                            Letter of   Ground   Earthquake        Environmental
#      Lockout/Defeasance   Credit      Lease    Insurance (Y/N)   Insurance (Y/N)
----   ------------------   ---------   ------   ---------------   ---------------
1      Yes                  No          No       N/A               No
2      Yes                  No          No       N/A               No
6      Yes                  No          No       N/A               No
9      Yes                  No          No       N/A               No
11     Yes                  No          No       N/A               No
13     Yes                  No          No       N/A               No
18     Yes                  No          No       N/A               No
21     Yes                  No          No       N/A               Yes
26     Yes                  No          No       N/A               No
27     Yes                  No          No       N/A               No
29     Yes                  No          No       N/A               No
30     Yes                  No          No       N/A               No
31     Yes                  No          No       N/A               No
32     Yes                  No          No       N/A               No
33     Yes                  No          No       N/A               No
34     Yes                  No          No       N/A               No
35     Yes                  No          No       N/A               No
36     Yes                  No          No       N/A               No
37     Yes                  No          No       N/A               No
38     Yes                  No          No       N/A               No
40     Yes                  No          No       N/A               No
42     Yes                  No          No       N/A               No
43     Yes                  No          No       N/A               No
45     Yes                  No          No       N/A               No
46     Yes                  No          No       N/A               No
49     Yes                  No          No       N/A               No
50     Yes                  No          No       N/A               No
51     Yes                  No          No       N/A               No
54     Yes                  No          Yes      N/A               No
55     Yes                  No          No       N/A               No
56     Yes                  Yes         No       N/A               No
58     Yes                  No          No       N/A               No
59     Yes                  No          No       N/A               No
60     Yes                  No          No       N/A               No
65     Yes                  No          No       N/A               No
66     Yes                  No          No       N/A               Yes
67     Yes                  No          No       N/A               No
68     Yes                  No          No       N/A               No
70     Yes                  Yes         No       N/A               No
71     Yes                  No          No       N/A               No
72     Yes                  No          No       N/A               No
73     Yes                  No          Yes      N/A               No
74     Yes                  No          No       N/A               No
75     Yes                  No          No       N/A               No
76     Yes                  No          Yes      N/A               No
81     Yes                  No          No       N/A               Yes
82     Yes                  No          No       N/A               No
83     Yes                  No          No       N/A               No
84     Yes                  No          No       N/A               No
85     Yes                  No          No       N/A               No
86     Yes                  No          No       N/A               No
88     Yes                  No          No       N/A               No
89     Yes                  No          No       N/A               No
91     Yes                  No          No       N/A               No
93     Yes                  No          No       N/A               No
94     Yes                  No          No       N/A               No
96     Yes                  No          No       N/A               No
97     Yes                  No          No       N/A               No
99     Yes                  No          No       N/A               No
100    Yes                  No          No       N/A               No
101    Yes                  No          No       N/A               No
102    Yes                  No          No       N/A               No
105    Yes                  No          No       N/A               No
106    Yes                  No          No       N/A               No
108    Yes                  No          No       N/A               No
109    Yes                  No          No       N/A               No
110    Yes                  No          No       N/A               No
112    Yes                  No          No       N/A               No
113    Yes                  No          No       N/A               No
114    Yes                  Yes         No       N/A               No
115    Yes                  No          No       N/A               No
118    Yes                  No          No       N/A               No
120    Yes                  No          No       N/A               No
123    Yes                  No          No       N/A               No
124    Yes                  No          No       N/A               No
127    Yes                  No          No       N/A               No
129    Yes                  No          No       N/A               No
130    Yes                  No          No       N/A               No
131    Yes                  No          No       N/A               No
132    Yes                  Yes         No       N/A               No
133    Yes                  No          No       N/A               No
134    Yes                  No          No       N/A               No
142    Yes                  No          No       N/A               No
144    Yes                  No          No       N/A               No
145    Yes                  No          No       N/A               No
146    Yes                  No          No       N/A               Yes
147    Yes                  No          No       N/A               No
152    Yes                  No          No       N/A               No
154    Yes                  No          No       N/A               No
155    Yes                  No          No       N/A               No
157    Yes                  No          No       N/A               No
159    Yes                  No          No       N/A               No
160    Yes                  No          No       N/A               No
161    Yes                  No          No       N/A               No
163    Yes                  No          No       N/A               No
165    Yes                  No          No       N/A               No
166    Yes                  No          No       N/A               No
168    Yes                  No          No       N/A               No
170    Yes                  No          No       N/A               No
171    Yes                  No          No       N/A               No
172    Yes                  No          No       N/A               No
173    Yes                  No          No       N/A               No
174    Yes                  No          No       N/A               No
176    Yes                  No          No       N/A               No
183    Yes                  No          No       N/A               No
185    Yes                  No          No       N/A               No
186    Yes                  No          No       N/A               No
187    Yes                  Yes         No       N/A               No
189    Yes                  No          No       N/A               No
191    Yes                  No          No       N/A               No
192    Yes                  No          No       N/A               No
193    Yes                  No          No       N/A               No
194    Yes                  No          No       N/A               No
197    Yes                  No          No       N/A               No
199    Yes                  No          No       N/A               No
200    Yes                  No          No       N/A               No
202    Yes                  No          No       N/A               No
203    Yes                  No          No       N/A               No
207    Yes                  No          No       N/A               No
210    Yes                  No          No       N/A               No
213    Yes                  No          No       N/A               No
214    Yes                  No          No       N/A               No
215    Yes                  No          No       N/A               No
216    Yes                  No          No       N/A               No
218    Yes                  No          No       N/A               No
219    Yes                  No          No       N/A               No
220    Yes                  No          No       N/A               No
221    Yes                  No          No       N/A               No
222    Yes                  No          No       N/A               No
229    Yes                  No          No       N/A               No
230    Yes                  No          No       N/A               Yes
232    Yes                  No          No       N/A               No
233    Yes                  No          No       N/A               No
234    Yes                  No          No       N/A               No
236    Yes                  No          No       N/A               No
237    Yes                  No          No       N/A               No
239    Yes                  No          No       N/A               Yes
240    Yes                  No          No       N/A               No
244    Yes                  No          No       N/A               No
245    Yes                  No          No       N/A               No
246    Yes                  Yes         No       N/A               No
247    Yes                  Yes         No       N/A               No
250    Yes                  No          No       N/A               No
251    Yes                  No          No       N/A               No
252    Yes                  No          No       N/A               No
253    Yes                  No          No       N/A               No
254    Yes                  No          No       N/A               No
257    Yes                  No          No       N/A               No
258    Yes                  No          No       N/A               No
259    Yes                  No          No       N/A               Yes
263    Yes                  No          No       N/A               Yes
264    Yes                  No          No       N/A               Yes
267    Yes                  No          No       N/A               Yes
268    Yes                  No          No       N/A               No
269    Yes                  No          No       N/A               No
270    Yes                  No          No       N/A               Yes
271    Yes                  No          No       N/A               Yes
272    Yes                  No          No       N/A               Yes
273    Yes                  No          No       N/A               No
274    Yes                  No          No       N/A               No
275    Yes                  No          No       N/A               No
276    Yes                  No          No       N/A               No
277    Yes                  No          Yes      N/A               No
278    Yes                  No          No       N/A               Yes
279    Yes                  No          No       N/A               No
283    Yes                  No          No       N/A               No
285    Yes                  No          No       N/A               No
286    Yes                  No          No       N/A               No
288    Yes                  No          No       N/A               Yes
289    Yes                  No          No       N/A               Yes
290    Yes                  No          No       N/A               No
291    Yes                  No          No       N/A               Yes
292    Yes                  No          No       N/A               No
293    Yes                  No          No       N/A               Yes
294    Yes                  No          No       N/A               Yes
296    Yes                  No          No       N/A               Yes
297    Yes                  No          No       N/A               No
299    Yes                  No          No       N/A               Yes
303    Yes                  No          No       N/A               No
304    Yes                  No          No       N/A               No
306    Yes                  No          No       N/A               Yes
307    Yes                  No          No       N/A               Yes
311    Yes                  No          No       N/A               Yes
315    Yes                  No          No       N/A               Yes
316    Yes                  No          No       N/A               No
322    Yes                  No          No       N/A               No
323    Yes                  No          No       N/A               No
324    Yes                  No          No       N/A               Yes
326    Yes                  No          No       N/A               Yes
327    Yes                  No          No       N/A               No
328    Yes                  No          No       N/A               Yes
329    Yes                  No          No       N/A               No
332    Yes                  No          No       N/A               No
335    Yes                  No          No       N/A               Yes
337    Yes                  No          No       N/A               Yes
338    Yes                  No          No       N/A               Yes
339    Yes                  No          No       N/A               No
341    Yes                  No          No       N/A               No
343    Yes                  No          No       N/A               Yes
344    Yes                  No          No       N/A               Yes
345    Yes                  No          No       N/A               No
347    Yes                  No          No       N/A               Yes
349    Yes                  No          No       N/A               Yes
350    Yes                  No          No       N/A               Yes
351    Yes                  No          No       N/A               No
352    Yes                  No          No       N/A               Yes
354    Yes                  No          No       N/A               No
356    Yes                  No          No       N/A               Yes
359    Yes                  No          No       N/A               Yes
364    Yes                  No          No       N/A               Yes
365    Yes                  No          No       N/A               Yes
366    Yes                  No          No       N/A               No
367    Yes                  No          No       N/A               Yes
369    Yes                  No          No       N/A               No
370    Yes                  No          No       N/A               Yes
371    Yes                  No          No       N/A               No
372    Yes                  No          No       N/A               No
373    Yes                  No          No       N/A               Yes
375    Yes                  No          No       N/A               Yes
376    Yes                  No          No       N/A               Yes
377    Yes                  No          No       N/A               Yes
379    Yes                  No          No       N/A               No
380    Yes                  No          No       N/A               Yes
381    Yes                  No          No       N/A               No
382    Yes                  No          No       N/A               Yes
384    Yes                  No          No       N/A               Yes
388    Yes                  No          No       N/A               Yes
392    Yes                  No          No       N/A               No
393    Yes                  No          No       N/A               Yes
394    Yes                  No          No       N/A               No
395    Yes                  No          No       N/A               Yes
396    Yes                  No          No       N/A               Yes
398    Yes                  No          No       N/A               No
400    Yes                  No          No       N/A               Yes
401    Yes                  No          No       N/A               Yes
404    Yes                  No          No       N/A               Yes
405    Yes                  No          No       N/A               Yes
406    Yes                  No          No       N/A               No
410    Yes                  No          No       N/A               Yes

       Master                Master
#      Servicing Fee Rate    Servicer
----   ------------------    -----------------------------------------
1      0.02000%              KeyCorp Real Estate Capital Markets, Inc.
2      0.02000%              GMAC Commercial Mortgage Corporation
6      0.02000%              GMAC Commercial Mortgage Corporation
9      0.02000%              GMAC Commercial Mortgage Corporation
11     0.02000%              GMAC Commercial Mortgage Corporation
13     0.02000%              GMAC Commercial Mortgage Corporation
18     0.02000%              GMAC Commercial Mortgage Corporation
21     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
26     0.02000%              GMAC Commercial Mortgage Corporation
27     0.02000%              GMAC Commercial Mortgage Corporation
29     0.02000%              GMAC Commercial Mortgage Corporation
30     0.02000%              GMAC Commercial Mortgage Corporation
31     0.02000%              GMAC Commercial Mortgage Corporation
32     0.02000%              GMAC Commercial Mortgage Corporation
33     0.02000%              GMAC Commercial Mortgage Corporation
34     0.02000%              GMAC Commercial Mortgage Corporation
35     0.02000%              GMAC Commercial Mortgage Corporation
36     0.02000%              GMAC Commercial Mortgage Corporation
37     0.02000%              GMAC Commercial Mortgage Corporation
38     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
40     0.03000%              KeyCorp Real Estate Capital Markets, Inc.
42     0.02000%              GMAC Commercial Mortgage Corporation
43     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
45     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
46     0.02000%              GMAC Commercial Mortgage Corporation
49     0.02000%              GMAC Commercial Mortgage Corporation
50     0.03000%              KeyCorp Real Estate Capital Markets, Inc.
51     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
54     0.02000%              GMAC Commercial Mortgage Corporation
55     0.02000%              GMAC Commercial Mortgage Corporation
56     0.02000%              GMAC Commercial Mortgage Corporation
58     0.02000%              GMAC Commercial Mortgage Corporation
59     0.02000%              GMAC Commercial Mortgage Corporation
60     0.06000%              KeyCorp Real Estate Capital Markets, Inc.
65     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
66     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
67     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
68     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
70     0.02000%              GMAC Commercial Mortgage Corporation
71     0.02000%              GMAC Commercial Mortgage Corporation
72     0.02000%              GMAC Commercial Mortgage Corporation
73     0.02000%              GMAC Commercial Mortgage Corporation
74     0.02000%              GMAC Commercial Mortgage Corporation
75     0.02000%              GMAC Commercial Mortgage Corporation
76     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
81     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
82     0.02000%              GMAC Commercial Mortgage Corporation
83     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
84     0.02000%              GMAC Commercial Mortgage Corporation
85     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
86     0.02000%              GMAC Commercial Mortgage Corporation
88     0.02000%              GMAC Commercial Mortgage Corporation
89     0.02000%              GMAC Commercial Mortgage Corporation
91     0.04000%              KeyCorp Real Estate Capital Markets, Inc.
93     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
94     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
96     0.02000%              GMAC Commercial Mortgage Corporation
97     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
99     0.02000%              KeyCorp Real Estate Capital Markets, Inc.
100    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
101    0.02000%              GMAC Commercial Mortgage Corporation
102    0.02000%              GMAC Commercial Mortgage Corporation
105    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
106    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
108    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
109    0.02000%              GMAC Commercial Mortgage Corporation
110    0.02000%              GMAC Commercial Mortgage Corporation
112    0.02000%              GMAC Commercial Mortgage Corporation
113    0.02000%              GMAC Commercial Mortgage Corporation
114    0.02000%              GMAC Commercial Mortgage Corporation
115    0.02000%              GMAC Commercial Mortgage Corporation
118    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
120    0.02000%              GMAC Commercial Mortgage Corporation
123    0.02000%              GMAC Commercial Mortgage Corporation
124    0.02000%              GMAC Commercial Mortgage Corporation
127    0.02000%              GMAC Commercial Mortgage Corporation
129    0.02000%              GMAC Commercial Mortgage Corporation
130    0.06000%              GMAC Commercial Mortgage Corporation
131    0.02000%              GMAC Commercial Mortgage Corporation
132    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
133    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
134    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
142    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
144    0.02000%              GMAC Commercial Mortgage Corporation
145    0.02000%              GMAC Commercial Mortgage Corporation
146    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
147    0.02000%              GMAC Commercial Mortgage Corporation
152    0.02000%              GMAC Commercial Mortgage Corporation
154    0.02000%              GMAC Commercial Mortgage Corporation
155    0.02000%              GMAC Commercial Mortgage Corporation
157    0.02000%              GMAC Commercial Mortgage Corporation
159    0.02000%              GMAC Commercial Mortgage Corporation
160    0.02000%              GMAC Commercial Mortgage Corporation
161    0.11000%              GMAC Commercial Mortgage Corporation
163    0.02000%              GMAC Commercial Mortgage Corporation
165    0.08000%              KeyCorp Real Estate Capital Markets, Inc.
166    0.02000%              GMAC Commercial Mortgage Corporation
168    0.02000%              GMAC Commercial Mortgage Corporation
170    0.02000%              GMAC Commercial Mortgage Corporation
171    0.02000%              GMAC Commercial Mortgage Corporation
172    0.02000%              GMAC Commercial Mortgage Corporation
173    0.02000%              GMAC Commercial Mortgage Corporation
174    0.02000%              GMAC Commercial Mortgage Corporation
176    0.02000%              GMAC Commercial Mortgage Corporation
183    0.02000%              GMAC Commercial Mortgage Corporation
185    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
186    0.02000%              GMAC Commercial Mortgage Corporation
187    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
189    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
191    0.02000%              GMAC Commercial Mortgage Corporation
192    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
193    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
194    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
197    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
199    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
200    0.02000%              GMAC Commercial Mortgage Corporation
202    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
203    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
207    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
210    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
213    0.11000%              GMAC Commercial Mortgage Corporation
214    0.02000%              GMAC Commercial Mortgage Corporation
215    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
216    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
218    0.02000%              GMAC Commercial Mortgage Corporation
219    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
220    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
221    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
222    0.02000%              GMAC Commercial Mortgage Corporation
229    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
230    0.02000%              GMAC Commercial Mortgage Corporation
232    0.02000%              GMAC Commercial Mortgage Corporation
233    0.02000%              GMAC Commercial Mortgage Corporation
234    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
236    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
237    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
239    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
240    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
244    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
245    0.11000%              GMAC Commercial Mortgage Corporation
246    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
247    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
250    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
251    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
252    0.02000%              GMAC Commercial Mortgage Corporation
253    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
254    0.06000%              GMAC Commercial Mortgage Corporation
257    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
258    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
259    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
263    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
264    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
267    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
268    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
269    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
270    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
271    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
272    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
273    0.02000%              GMAC Commercial Mortgage Corporation
274    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
275    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
276    0.02000%              GMAC Commercial Mortgage Corporation
277    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
278    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
279    0.02000%              GMAC Commercial Mortgage Corporation
283    0.02000%              GMAC Commercial Mortgage Corporation
285    0.02000%              GMAC Commercial Mortgage Corporation
286    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
288    0.02000%              GMAC Commercial Mortgage Corporation
289    0.02000%              GMAC Commercial Mortgage Corporation
290    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
291    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
292    0.02000%              GMAC Commercial Mortgage Corporation
293    0.02000%              GMAC Commercial Mortgage Corporation
294    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
296    0.02000%              GMAC Commercial Mortgage Corporation
297    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
299    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
303    0.08000%              KeyCorp Real Estate Capital Markets, Inc.
304    0.02000%              GMAC Commercial Mortgage Corporation
306    0.02000%              GMAC Commercial Mortgage Corporation
307    0.02000%              GMAC Commercial Mortgage Corporation
311    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
315    0.02000%              GMAC Commercial Mortgage Corporation
316    0.03000%              KeyCorp Real Estate Capital Markets, Inc.
322    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
323    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
324    0.02000%              GMAC Commercial Mortgage Corporation
326    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
327    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
328    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
329    0.02000%              GMAC Commercial Mortgage Corporation
332    0.08000%              KeyCorp Real Estate Capital Markets, Inc.
335    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
337    0.02000%              GMAC Commercial Mortgage Corporation
338    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
339    0.02000%              GMAC Commercial Mortgage Corporation
341    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
343    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
344    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
345    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
347    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
349    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
350    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
351    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
352    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
354    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
356    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
359    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
364    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
365    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
366    0.02000%              GMAC Commercial Mortgage Corporation
367    0.02000%              GMAC Commercial Mortgage Corporation
369    0.06000%              KeyCorp Real Estate Capital Markets, Inc.
370    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
371    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
372    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
373    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
375    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
376    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
377    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
379    0.11000%              GMAC Commercial Mortgage Corporation
380    0.02000%              GMAC Commercial Mortgage Corporation
381    0.02000%              GMAC Commercial Mortgage Corporation
382    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
384    0.02000%              GMAC Commercial Mortgage Corporation
388    0.02000%              GMAC Commercial Mortgage Corporation
392    0.02000%              GMAC Commercial Mortgage Corporation
393    0.02000%              GMAC Commercial Mortgage Corporation
394    0.02000%              GMAC Commercial Mortgage Corporation
395    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
396    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
398    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
400    0.02000%              GMAC Commercial Mortgage Corporation
401    0.02000%              GMAC Commercial Mortgage Corporation
404    0.02000%              GMAC Commercial Mortgage Corporation
405    0.02000%              GMAC Commercial Mortgage Corporation
406    0.02000%              KeyCorp Real Estate Capital Markets, Inc.
410    0.02000%              GMAC Commercial Mortgage Corporation

(1)   Based on a Cut-off date in March 2006.
(2) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.
(3)   Anticipated Repayment Date.

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                                         Cutoff       Loan
Group1   Loan Name                                       Balance      Seller
------   ---------                                       -------      ------
                                                                                 **Note: These are seven separate loans which
1.       Pranke Portfolio                                $6,498,000   Column     collectively consist of 11 properties.
2.       Pranke Durand Shopping Center                   $3,304,000   Column
3.       Pranke S. 76th Street Shopping Center           $3,197,200   Column
4.       Pranke National Avenue Shopping Center          $2,658,200   Column
5.       Pranke State Street Shopping Center               $885,600   Column
6.       Pranke Oakland Avenue Shopping Center             $853,000   Column
7.       Pranke University Avenue Shopping Center          $429,000   Column

                                                         Cutoff       Loan
Group2   Loan Name                                       Balance      Seller
------   ---------                                       -------      ------
1.       NC MHP Portfolio - Pine Terrace                 $1,197,240   Column     **Note: These are two separate single-property
2.       NC MHP Portfolio - Lakeview                     $1,147,355   Column     loans.

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S

                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

Exception to paragraph (ix)
---------------------------
Tallmadge Oaks Apartments
The loan documents have been modified to increase certain insurance limits from $5 million to $6 million. At this time, the mortgage loan file may not reflect this modification.

Exception to paragraph (xv)
---------------------------
Hilton Rialto Place Melbourne
In 2004, the Mortgaged Property was significantly damaged by hurricanes Frances and Jeanne and the restorations are still ongoing. The Borrower is required to deposit all insurance proceeds into a reserve to be used for the restorations. Additionally, the Borrower has deposited $2,500,000 into a segregated account (the "PIP Reserve") to be used to complete the improvements detailed in the PIP Report.

Exceptions to paragraph (xxi)
-----------------------------
Providence Pavillion
To the extent that Publix Super Markets, Walgreens and Washington Mutual, each a tenant leasing 47.1%, 15.6% and 3.9% Net Rentable Area of the Mortgaged Property, respectively, make direct tax payments on the portion of the Mortgaged Property that each is renting, the Borrower will not be required to make deposits into an impound account for the Publix Super Markets, Walgreens and Washington Mutual leased portions of the Mortgaged Property

Vinings Village SC
To the extent that Kroger, a tenant leasing 81% Net Rentable Area of the Mortgaged Property, makes direct tax payments on the portion of the Mortgaged Property that it is renting, the Borrower will not be required to make deposits into an impound account for the Kroger leased portion of the Mortgaged Property

Exceptions to paragraph (xxiii)
-------------------------------
Providence Pavillion
Walgreens, a tenant leasing 16% Net Rentable Area of the Mortgaged Property, is entitled to maintain its own all-risk insurance policy.

Exceptions to paragraph (xxviii)
--------------------------------
Apple Creek of Temple Texas
The Borrower is currently owned by an accommodating party. The accommodating party is permitted to transfer its ownership to a specified entity; such ownership transfer must be accomplished by July 1, 2006.

Kimberly Park Shopping Center
The Borrower is owned by certain tenants-in-common. Transfers of ownership interests to both new tenants-in-common and existing tenants-in-common are permitted provided certain provisions of the loan documents are satisfied.

Village at Double Diamond
The Borrower is owned by certain tenants-in-common. Transfer of ownership interests to a single purpose bankruptcy remote entity (the "Replacement Borrower") is permitted provided certain provisions of the loan documents are satisfied including the condition that the current tenants-in-common maintain their proportional interest in the Replacement Borrower.

Wanamaker Building 2005
A transfer of 49% or more indirect interest in the Borrower is permitted to a "permitted owner" as defined in the mortgage loan documents, subject to the satisfaction of certain conditions, including that the permitted owner have $500 million net worth and control $1 billion of real estate assets.

Exception to paragraph (xl)
---------------------------
Mississippi Terrace
The Mortgaged Property shares a tax lot with an adjoining real property and thus does not constitute a separate tax parcel. According to the Borrower a separate tax lot application has been filed. Until the new tax lot goes into effect the Borrower is required to pay taxes for the entire tax lot including the adjoining real property.

University Towne Center II
The Mortgaged Property shares a tax lot with an adjoining real property and thus does not constitute a separate tax parcel. The guarantors have guaranteed the payment of ad valorem taxes for the entire tax lot including the adjoining real property. Additionally, the Borrower has agreed to have the Mortgaged Property separately assessed for the 2006 tax year. Currently the reserves required for the impound account are calculated based upon the Mortgaged Property being assessed as a separate tax lot.

Exception to paragraph (xlviii)
-------------------------------
Wanamaker Building 2005
The Terms of Operating and Cross-Easement Agreement control the use of any insurance proceeds received to restore the building.

Exception to paragraph (li)
---------------------------
Holiday Inn South San Francisco
The building height limit is exceeded by 5 feet, however rebuilding to nonconforming height is permitted if the total floor area does not exceed the current floor area and the building permit is obtained within one year of the loss; additionally, rebuilding to conforming height can be accomplished with no reduction in the number of units in the Mortgaged Property.

Indian Springs
The parking lot is currently deficient by 22 spaces. The Borrower has deposited approximately $142,000 into a reserve to be held by Lender until the Borrower has either obtained a variance or special use permit for parking or has re-striped the parking such that all required parking spaces are accounted for.

Limestone Apartments
The Borrower does not have a valid certificate of occupancy for Suite 104.

Exception to paragraph (liv)
----------------------------
Holiday Inn & Staybridge Suites
The Borrower's liability does not specifically cover (i) "any willful act of material waste", although the Borrower is liable for "willful misconduct" and
(ii) "misapplication", although the Borrower is liable for "conversion".

Farmington Courtyard
he Borrower's liability does not specifically cover (i) "any willful act of material waste", although the Borrower is liable for "willful misconduct" and
(ii) "misapplication", although the Borrower is liable for "conversion".

                                                                       EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of Seller" or "to Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of Seller. Wherever there is a reference to receipt by, or possession of, Seller of any information or documents, or to any action taken by Seller or not taken by Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either Seller or any servicer acting on its behalf.

            Seller hereby represents and warrants, subject to the exceptions set forth in the Exception Report annexed to this Agreement as Schedule V, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

            (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

            (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                  1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                  2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                  3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                  4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                        (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                        (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or


                        (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and, to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from Seller to the Trustee and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from Seller to the Trustee constitutes the legal, valid and binding assignment from Seller to the Trustee, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (B) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage; and since March 22, 2006, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that, in the case of the CBA Mortgage Loans the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection;

            (xi) Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the named mortgagee and its successors and assigns (as sole insured) as to such lien, subject only to (A) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the mortgage instrument for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E) and (F) collectively, "Permitted Encumbrances"), and except that, in the case of the CBA Mortgage Loans, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this paragraph (xv) revealed any immediate repair items, then one of the following is true: (A) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (B) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (C) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (1) $50,000 and (2) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the related Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan, and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither Seller nor, to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and (i) the origination of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards and (ii) the servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with servicing standard and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, all such escrows and deposits are being conveyed by Seller to Depositor and identified as such with appropriate detail, and any and all requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Cut-off Date Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; and the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report (or transaction screen), then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower;
(C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, and has a term extending not less than five years after the maturity date of the related Mortgage Loan; the premiums for such policies have been paid in full; the Trustee is named as an insured under each of such policies; and Seller has delivered to the insurer all related environmental reports in its possession. To Seller's knowledge, in reliance on the environmental reports referred to in the second sentence of this paragraph (xxvii) and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related borrower to other persons who by virtue of such transfers become tenant-shareholders in the related borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) The ground lease is in full force and effect, Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

            (H) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) Except in the case of the CBA Mortgage Loans with respect to those Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (B) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, in this Exhibit A or in the Exception Report;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a Single-Purpose Entity (for this purpose, "Single-Purpose Entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To Seller's actual knowledge, each borrower has fully complied with the requirements of the related Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

            (xxxviii) Except in cases where the related Mortgaged Property is a residential cooperative property, each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (A) the replacement cost of the material improvements on such Mortgaged Property, (B) the balance of the Mortgage Loan and (C) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Agreement, to the knowledge of Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple, non-contiguous real properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (C) releases of unimproved out-parcels or (D) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix) Each UCC Financing Statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each assignment, if any, of such UCC Financing Statement to Seller was, and each assignment, if any, of such UCC Financing Statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is, in suitable form for filing in the filing office in which such UCC Financing Statement was filed;

            (l) To Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to Mortgage Loans with a Cut-off Date Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges with respect to such Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that, if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the borrower;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Cut-off Date Principal Balances of all of the mortgage loans (including the Mortgage Loans) sold to Depositor by Column Financial, Inc., GMAC Commercial Mortgage Corporation, NCB, FSB and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of March 1, 2006, between Depositor and Column Financial, Inc., GMAC Commercial Mortgage Corporation, NCB, FSB and KeyBank National Association, respectively, as of the Cut-off Date;

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK  )

                   ) ss.:

COUNTY OF NEW YORK )


            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4. that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.


                                       COLUMN FINANCIAL, INC.



                                       By:____________________________________
                                          Name:
                                          Title:

Sworn to before me this _____
day of __________, 2006